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                      SUPPLEMENT DATED SEPTEMBER 30, 2002

                                TO iSHARES TRUST

                                   PROSPECTUS

                    AND STATEMENT OF ADDITIONAL INFORMATION

                              DATED AUGUST 1, 2002

  The information in this Supplement updates the information in, and should be read in conjunction with, the iShares Trust Prospectus and Statement of Additional Information, each dated August 1, 2001, regarding the iShares Dow Jones U.S. Chemicals Index Fund, the iShares Dow Jones U.S. Internet Index Fund and the iShares S&P/TSE 60 Index Fund (the "Funds").

  On August 20, 2002, the Board of Trustees of iShares Trust (the "Trust") unanimously voted to close and liquidate the Funds. Trading in the Funds will be halted on December 5th, shares of the Funds will no longer be available for new investment as of December 6th, and the liquidation will be carried out on or about December 13th.

  During the time between December 6th and December 13th, because shares will not be traded on the American Stock Exchange, we cannot assure you that there will be a market for your shares. Further, during this period, each Fund will be in the process of closing down and liquidating its portfolio, and therefore will hold cash and securities that may not be consistent with the Fund's investment objective and strategy. During this time, existing shareholders may reinvest their dividends and distributions in other iShares Funds. Please carefully read the prospectus of any other iShares Fund in which you may wish to invest or reinvest dividends and distributions.

  At the time the liquidation of the Funds is carried out, shares of the Funds will be individually redeemed. If you still hold shares as of December 13, 2002, each Fund will automatically redeem your shares for cash at the current net asset value, which includes any dividends and distributions calculated as of this date. If you have additional questions, please call 1-800-iShares (1-800-474-2737).